Employee  Speech

GOOD MORNING EVERYONE. THANK YOU FOR JOINING ME HERE TODAY.

I HAVE CALLED THIS MEETING BECAUSE I HAVE SOME NEWS TO SHARE WITH YOU – SOME EXCITING NEWS.   IT GIVES ME GREAT PLEASURE TO ANNOUNCE TO YOU THAT OUR COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT UNDER WHICH A SUBSIDIARY OF AT&T HAS MADE AN OFFER TO ACQUIRE SUPERCLICK.

WE ARE PLEASED TO HAVE CAUGHT THE ATTENTION AND TO HAVE BEEN COURTED BY SUCH A WELL KNOWN COMPANY AND BRAND. AS YOU KNOW, AT&T IS NO STRANGER TO US.  IT IS ONE OF THE LARGEST TELECOM COMPANY IN THE WORLD, SO CLEARLY THIS MEANS THAT WE MUST BE DOING SOMETHING RIGHT FOR THEM TO WANT TO PURCHASE OUR BUSINESS. THIS ALSO MEANS THAT YOUR HARD WORK IN PROVIDING A QUALITY PRODUCT HAS NOT GONE UNNOTICED. AT&T WANTS TO ACQUIRE OUR COMPANY BECAUSE THEY KNOW WE HAVE DEVELOPED AN EXCEPTIONAL PRODUCT, A TECHNOLOGY THAT THEY SEE AS A GREAT ASSET AND ADDITION TO THEIR SERVICE OFFERING AND COMMITMENT TO PROVIDING SUPERIOR SERVICE – A VALUE AND COMMITMENT THAT WE TOO SHARE IN.

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CHANGE CAN SOMETIMES BE UNSETTLING, BUT I DON'T WANT YOU TO BE ALARMED BY THIS ANNOUNCEMENT.  BUSINESS CONTINUES AS USUAL AND WE CONTINUE TO PROVIDE THE SAME LEVEL OF EXCEPTIONAL SERVICE TO OUR CLIENTS THAT THEY ARE ACCUSTOMED TO.  I HOPE YOU WILL REMAIN CONFIDENT IN THE FACT THAT WE HAVE ALL ACHIEVED SOMETHING GREAT.

BUT, LIKE ANY OTHER SMILAR BUSINESS TRANSACTION, AT THIS POINT IT’S TOO SOON FOR ME TO TELL YOU WHAT WILL HAPPEN A YEAR FROM NOW, DOWN THE ROAD. THAT’S BEYOND MY CONTROL AND I WANT TO BE HONEST WITH YOU TO THAT END.

IT IS IMPORTANT TO NOTE THAT THIS IS NOT YET A DONE DEAL. THE AGREEMENT HAS BEEN APPROVED TO PROCEED TO A SHAREHOLDER VOTE BY OUR BOARD OF DIRECTORS. WE WILL BE SURE TO KEEP YOU ALL IN THE LOOP THROUGHOUT THIS PROCESS. THIS IS YOUR COMPANY JUST AS MUCH AS IT IS OURS.
IN THE COMING DAYS, YOU WILL LIKELY START RECEIVING INQUIRIES FROM OUR CLIENTS ABOUT THIS TRANSACTION.  PLEASE DON’T HESITATE TO DIRECT THESE TO YOUR MANAGER, THEY ARE AVAILABLE TO RESPOND ANY QUESTIONS.

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CHANGE IS GOOD. IT MEANS THAT WE WILL CONTINUE TO EXPAND OUR BUSINESS AND IMPROVE OUR PRODUCT, IN TURN PROVIDING AN EVEN BETTER SERVICE TO OUR CUSTOMERS. WE WILL BE SURE TO KEEP YOU INFORMED AS MORE INFORMATION BECOMES AVAILABLE.

IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE DON’T HESITATE TO ASK YOUR MANAGER. THEY WILL BE GLAD TO DISCUSS THIS TRANSITIONAL TIME WITH YOU.

THANK YOU ALL FOR YOUR TIME, SUPPORT AND COMMITMENT TO THIS COMPANY. IT IS THANKS TO YOUR COMMITMENT, DEDICATION AND HARD WORK THAT WE HAVE GROWN TO BECOME THE SUCCESS THAT WE ARE TODAY. WE COULDN’T HAVE DONE IT WITHOUT YOU.

THANK YOU.

Forward-Looking Statements
Statements in this press release that are not statements of historical or current fact, including statements regarding the proposed transaction, the expected timetable for completing the transaction, and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, the parties’ ability to consummate the transaction, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements with the terms ``believes,'' ``belief,'' ``expects,'' ``intends,'' ``anticipates,'' ``will'' or ``plans'' to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and Parent; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation or adverse judgments relating to the proposed transaction; risks relating to the consummation of the contemplated transaction, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Superclick assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments otherwise

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Additional Information and Where to Find It
Superclick intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger described in the press release referenced above. The definitive proxy statement will be sent or given to the stockholders of Superclick. Before making any voting or investment decision with respect to the merger, stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Superclick with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at Superclick’s website at www.superclick.com/stock-information.

Participants in the Solicitation
Superclick and its director and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Superclick in connection with the merger. Information about the directors and executive officers of Superclick is set forth in its proxy statement on Schedule 14A filed with the SEC on May 17, 2011, and Superclick’s Annual report on form 10-K/A filed on February 4, 2011.

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